FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q3 2019 www.fcpt.com 1 | FCPT | Q3 2019

CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q3 2019

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17 3 | FCPT | Q3 2019

CONSOLIDATING BALANCE SHEET As of 9/30/2019 As of 12/31/2018 ($000s, except shares and per share data) Real Estate Restaurant Consolidated Consolidated Unaudited Operations Operations Elimination FCPT FCPT ASSETS Real estate investments: Land $ 605,540 $ 3,061 $ - $ 608,601 $ 569,057 Buildings, equipment and improvements 1,245,060 11,797 - 1,256,857 1,236,224 Total real estate investments 1,850,600 14,858 - 1,865,458 1,805,281 Less: accumulated depreciation (624,629) (5,247) - (629,876) (614,584) Real estate investments, net 1,225,971 9,611 - 1,235,582 1,190,697 Intangible real estate assets, net 35,988 - - 35,988 18,998 Total real estate investments and intangible real estate assets, net 1,261,959 9,611 - 1,271,570 1,209,695 Cash and cash equivalents 28,699 1,090 - 29,789 92,041 Straight-line rent adjustment 37,151 - - 37,151 30,141 Other assets 3,118 6,009 - 9,127 5,239 Derivative assets 143 - - 143 5,982 Investment in subsidiary 9,871 - (9,871) - - Intercompany receivable 96 - (96) - - Total Assets $ 1,341,037 $ 16,710 $ (9,967) $ 1,347,780 $ 1,343,098 LIABILITIES AND EQUITY Liabilities: Term loan ($400,000, net of deferred financing costs) $ 394,579 $ - $ - $ 394,579 $ 393,279 Revolving facility ($250,000 available capacity) - - - - - Unsecured notes ($225,000, net of deferred financing costs) 222,849 - - 222,849 222,613 Rent received in advance 8,831 - - 8,831 1,609 Derivative liabilities 7,955 - - 7,955 - Dividends payable 19,641 - - 19,641 19,580 Other liabilities 7,760 7,654 - 15,414 7,053 Intercompany payable - 96 (96) - - Total liabilities $ 661,615 $ 7,750 $ (96) $ 669,269 $ 644,134 Equity: Preferred stock $ - $ - $ - $ - $ - Common stock 7 - - 7 7 Additional paid-in capital 639,790 9,871 (9,871) 639,790 639,116 Accumulated other comprehensive (loss) income (7,780) - - (7,780) 5,956 Noncontrolling interest 5,682 - - 5,682 7,867 Retained earnings 41,723 (911) - 40,812 46,018 Total equity $ 679,422 $ 8,960 $ (9,871) $ 678,511 $ 698,964 Total Liabilities and Equity $ 1,341,037 $ 16,710 $ (9,967) $ 1,347,780 $ 1,343,098 4 | FCPT | Q3 2019

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2019 2018 2019 2018 Revenues: Rental revenue $ 35,209 $ 31,324 $ 103,832 $ 90,509 Restaurant revenue 4,974 4,798 15,520 15,091 Total revenues 40,183 36,122 119,352 105,600 Operating expenses: General and administrative 3,389 3,116 10,766 9,809 Depreciation and amortization 6,653 5,743 19,532 16,312 Property expenses 346 109 1,071 289 Restaurant expenses 4,805 4,713 14,742 14,370 Total operating expenses 15,193 13,681 46,111 40,780 Interest expense (6,665) (4,934) (19,969) (14,667) Other income 153 164 872 752 Realized gain on sale, net - - - 10,879 Income tax expense (69) (64) (198) (189) Net income 18,409 17,607 53,946 61,595 Net income attributable to noncontrolling interest (78) (111) (244) (402) Net Income Attributable to Common Shareholders $ 18,331 $ 17,496 $ 53,702 $ 61,193 Basic net income per share $ 0.27 $ 0.27 $ 0.79 $ 0.97 Diluted net income per share $ 0.27 $ 0.27 $ 0.78 $ 0.97 Regular dividends declared per share $ 0.2875 $ 0.2750 $ 0.8625 $ 0.8250 Weighted-average shares outstanding: Basic 68,315,915 65,347,842 68,274,167 62,804,123 Diluted 68,527,187 65,577,975 68,495,013 62,987,282 5 | FCPT | Q3 2019

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2019 2018 2019 2018 Net income $ 18,409 $ 17,607 $ 53,946 $ 61,595 Real estate depreciation and amortization 6,636 5,724 19,481 16,264 Realized gain on sale of real estate - - - (10,879) Realized gain on exchange of real estate(1) - - - (228) FFO (as defined by NAREIT) $ 25,045 $ 23,331 $ 73,427 $ 66,752 Straight-line rent (2,415) (2,294) (7,008) (6,857) Stock-based compensation 802 930 2,792 3,037 Non-cash amortization of deferred financing costs 512 458 1,539 1,368 Other non-cash interest income 1 33 (4) 27 Non-real estate investment depreciation 17 19 51 48 Amortization of above and below market leases, net 25 15 49 46 Adjusted Funds From Operations (AFFO) $ 23,987 $ 22,492 $ 70,846 $ 64,421 Fully diluted shares outstanding(2) 68,816,579 65,987,295 68,805,612 63,396,602 FFO per diluted share $ 0.36 $ 0.35 $ 1.07 $ 1.05 AFFO per diluted share $ 0.35 $ 0.34 $ 1.03 $ 1.02 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q3 2019

NET ASSET VALUE COMPONENTS Purchase Total Square Avg. Rent Per Tenant Lease Term Annual Cash % Total Price Number of Feet Square Foot EBITDAR Remaining Base Rent Cash Base Real Estate Portfolio as of 9/30/2019 ($000s) Properties (000s) ($) Coverage(1) (Yrs)(2) ($000s)(3) Rent(3) Olive Garden - 302 2,577 28 5.4x 11.0 72,873 55.7% LongHorn Steakhouse - 106 590 34 4.6x 9.9 19,822 15.1% Other Brands - Non-Darden - 229 1,068 32 3.0x 13.8 34,088 26.0% Other Brands - Darden - 13 120 34 3.9x 9.1 4,107 3.2% Total Owned Portfolio - 650 4,355 30 4.8x 11.5 130,891 100.0% Q3'19 Transaction Activity(4) Properties acquired 16,148 8 43 22 N/A 8.3 958 0.7% No sales in Q3 2019 Tangible Assets Book Value ($000s) Cash, cash equivalents, and restricted cash $ 29,789 Other tangible assets 3,196 Total Tangible Assets $ 32,985 Debt Face Value ($000s) Term loan $ 400,000 June 2024 note 50,000 December 2026 note 50,000 June 2027 note 75,000 December 2028 note 50,000 Revolving credit facility - Total Debt $ 625,000 Tangible Liabilities Book Value ($000s) Dividends payable $ 19,641 Rent received in advance, accrued interest, and other accrued expenses 17,131 Total Tangible Liabilities $ 36,772 Shares Outstanding Common stock (shares outstanding as of 9/30/2019) 68,417,182 Operating partnership units (OP units outstanding as of 9/30/2019) 289,392 ___________________________Total Common Stock and OP Units Outstanding 68,706,574 (1) See glossary on page 16 for tenant EBITDAR and EBITDAR coverage definitions. 94% of portfolio ABR reporting; No tenant financial data available for Q3 2019 acquisitions. (2) Lease term weighted by cash base rent. (3) Current scheduled minimum contractual rent as of 9/30/2019. (4) FCPT acquired 8 properties and leasehold interests in Q3 2019 (2 Buffalo Wild Wings, and one of each; McDonald’s, Olive Garden, Outback Steakhouse, Texas Roadhouse, Arby’s, and Krystal); FCPT had no dispositions in the quarter. 7 | FCPT | Q3 2019

CAPITALIZATION & KEY CREDIT METRICS % of Market Q3 2019 Capitalization ($000s, except per share data) Capitalization Equity: Share price (9/30/2019) $ 28.28 Shares and OP units outstanding (9/30/2019) 68,706,574 Equity Value $ 1,943,022 75.7% Debt: Term loan $ 400,000 15.6% Revolving credit facility - 0.0% Unsecured notes 225,000 8.8% Total Debt $ 625,000 24.3% Total Market Capitalization $ 2,568,022 100.0% Less: cash after dividends payable (10,148) Implied Enterprise Value $ 2,557,874 Dividend Data (fully diluted) Q3 2019 YTD 2019 Common dividend per share $0.2875 $0.8625 AFFO per share $0.35 $1.03 AFFO payout ratio 82.1% 83.7% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 614,852 $ 127,307 4.8x ___________________________ (1) Principal debt amount less cash and cash equivalents net of dividends payable. (2) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. 8 | FCPT | Q3 2019

DEBT SUMMARY Balance as of Cash Interest Rate Weighted September 30, 2019 as of September 30, Average Debt Type Maturity Date ($000s) % of Debt 2019(4) Maturity (Yrs.) Credit Facility(1) Revolving facility Nov-21 $ - 0.0% 0.0% 2.1 Term loan Nov-22 150,000 24.0% 3.13% 3.1 Term loan Nov-23 150,000 24.0% 3.03% 4.1 Term loan Mar-24 100,000 16.0% 3.03% 4.4 Principal Amount $ 400,000 Unsecured Notes(2) June 2017 Jun-24 $ 50,000 8.0% 4.68% 4.7 June 2017 Jun-27 75,000 12.0% 4.93% 7.7 December 2018 Dec-26 50,000 8.0% 4.63% 7.2 December 2018 Dec-28 50,000 8.0% 4.76% 9.2 Principal Amount $ 225,000 Mortgages Payable(3) None - - - - Total/Weighted Average $ 625,000 100.0% 3.7% 5.1 Unamortized Deferred Financing Costs Credit facility $ (5,421) Unsecured notes (2,151) Debt Carrying Value (GAAP) $ 617,428 Fixed rate $ 525,000 84.0% Variable rate $ 100,000 16.0% Credit Rating (Fitch): BBB- ___________________________ (1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2022, 63% through November 2023, and 38% through March 2024. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.0%, 3.4%, and 3.4% for 2019, 2020, 2021, and 2022, respectively. A LIBOR rate of 2.02% as of 9/30/2019 is used for the 25% of term loans that are not hedged. (2) These notes are senior unsecured fixed rate obligations of the Company. (3) As of 9/30/2019, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered. (4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes. 9 | FCPT | Q3 2019

DEBT MATURITY SCHEDULE Current Debt Maturity Schedule Staggered 5.1-year weighted (1) average term for notes/bonds Undrawn Revolver Capacity 84% fixed rate debt Unsecured Term Loan 3.7% weighted average cash interest rate Unsecured Notes Full availability on $250mm revolver $250 $150 $150 $150 $100 $75 $50 $50 $50 $0 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 0%% of Total Debt 0% 0% 0% 24% 24% 24% 0% 8% 12% 8% Outstanding ___________________ Figures as of 9/30/2019 (1) The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 10 | FCPT | Q3 2019

DEBT COVENANTS As of September 30, 2019 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q3 2019 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 31.3% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.1x Limitation on unencumbered leverage ≤ 60% 31.6% Unencumbered interest coverage ratio ≥ 1.75x 5.6x 11 | FCPT | Q3 2019

PROPERTY LOCATIONS BY BRAND Lease Count: (1) 651 Leases (2) 41 Brands ___________________________ Figures as of 9/30/2019 (1) Other includes three leases for the following brands: Panera, Steak N’ Shake, two leases for the following brands: Chick-fil-A, IHOP, Popeyes, Seasons 52, and one lease for the following brands: Applebee’s, Carl’s Jr., Carrabba’s, Cheddar’s, Del Taco, Denny’s, Eddie V’s, Fazoli’s, Krystal, Mod Pizza, Noodles & Company, Panda Express, Rally’s Hamburgers, Sonic, and Zaxby’s. (2) FCPT owns 650 properties as of 9/30/2019 with 651 leases (includes two dual tenant properties and one vacancy). 12 | FCPT | Q3 2019

GEOGRAPHIC DIVERSIFICATION ND WA MT MN ME SD WI ID MI VT NH OR WY NY IA MA NE CT RI PA OH NV IL IN NJ UT CO MD DE KS MO WV KY VA CA TN OK NC (1) AR % ABR AZ NM SC ≥10.0% MS AL GA 5.0%–10.0% LA TX 3.0%–5.0% 2.0%–3.0% FL 1.0%–2.0% <1.0% No Properties State % ABR Properties TX 12.0% 65 IL 3.2% 26 SC 2.1% 13 AZ 11 1.8% KS 1.0% 5 FL 11.1% 60 PA 3.0% 17 CO 2.0% 18 MN 9 1.7% Other 7.7% 45 OH 7.2% 48 CA 2.9% 14 WI 2.0% 17 NV 8 1.6% GA 6.9% 46 NC 2.7% 18 NY 2.0% 11 OK 10 1.6% MI 4.4% 35 VA 2.5% 19 IA 1.9% 17 LA 8 1.3% TN 3.7% 27 MS 2.3% 16 AL 1.8% 15 WV 6 1.1% IN 3.5% 34 MD 2.2% 14 KY 1.8% 11 AR 7 1.1% ___________________________ Figures as of 9/30/2019 (1) Annualized cash base rent as defined in glossary. 13 | FCPT | Q3 2019

BRAND DIVERSIFICATION FCPT Portfolio Brands FCPT total ABR(1): Square Feet % of $130.9 million Rank Brand Name Number (000s) ABR(1) 1 Olive Garden 302 2,577 55.7% 2 Longhorn Steakhouse 106 590 15.1% 3 Chili's 53 293 8.2% 4 Red Lobster 20 149 3.5% 15% 5 Burger King 22 70 2.3% 106 units 6 Bahama Breeze 9 84 2.2% 7 Bob Evans 16 88 2.0% 8 Buffalo Wild Wings 15 94 1.9% 9 KFC 20 57 1.2% 56% 8% 53 units 10 Arby's 13 41 1.0% 302 units 11 Taco Bell 8 20 0.6% 12 Seasons 52 2 18 0.6% 13 BJ's Restaurant 3 24 0.5% 14 McAlister's Deli 4 15 0.5% 15 Hardee's 5 16 0.4% 18% 16 McDonald's 4 17 0.4% 177 units 17 Wendy's 5 17 0.4% 18 Outback 3 19 0.3% 19 Pizza Hut 6 15 0.3% 20 Starbucks 4 9 0.3% 21 Texas Roadhouse 4 28 0.3% 22 Eddie V's 1 9 0.3% 23 Panera 3 17 0.2% 24 Steak N' Shake 3 11 0.2% 25 Popeyes 2 6 0.2% 26-41 Other(2) 18 67 1.3% Total Lease Portfolio(3) ___________________ 651 4,353 100% 1. Represents current scheduled minimum contractual cash rent as of 9/30/2019, annualized cash base rent as defined in glossary. 2. Other includes 2 leases from Chick-fil-A and IHOP and 1 lease from each of the following brands, in order of rent percentage: Carrabba’s, Zaxby’s, Cheddar’s, Denny’s, Panda Express, Mod Pizza, Applebee’s, Noodles & Company, Del Taco, Sonic, Rally’s Hamburgers, Krystal, Carl’s Jr., and Fazoli’s. 3. Represents total lease count, excludes one vacant property. 14 | FCPT | Q3 2019

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 15.6% 99.9% occupied2 as of 9/30/2019 13.9% 13.4% 11.9% 11.5% Weighted average lease term of 11.1% 11.5 years 7.9% Less than 4.0% of rental income matures prior to 2027 3.3% 3.0% 3.2% 0.7% 0.7% 0.7% 0.7% 0.6% 0.7% 0.3% 0.5% 0.0% 0.2% 0.2% 0.1% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All data as of 9/30/2019. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 15 | FCPT | Q3 2019

GLOSSARY AND NON -GAAP DEFINITIONS Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements: This document includes certain non-GAAP financial measures that measures may not be comparable to similarly titled measures maintain the operating performance of our properties, all of which management believes are helpful in understanding our business, as employed by other REITs. have real economic effect and could materially impact our financial further described below. Our definition and calculation of non-GAAP condition and results from operations, the utility of FFO as a measure financial measures may differ from those of other REITs and therefore Tenant EBITDAR is calculated as EBITDA plus rental expense. of our performance is limited. FFO is a non-GAAP measure and may not be comparable. The non-GAAP measures should not be EBITDAR is derived from the most recent data provided by tenants should not be considered a measure of liquidity including our ability considered an alternative to net income as an indicator of our that disclose this information, representing approximately 94% of our to pay dividends or make distributions. In addition, our calculations of performance and should be considered only a supplement to net ABR. For Darden, EBITDAR is updated twice annually by FFO are not necessarily comparable to FFO as calculated by other income, and to cash flows from operating, investing or financing multiplying the most recent individual property level sales REITs that do not use the same definition or implementation activities as a measure of profitability and/or liquidity, computed in information (reported by Darden twice annually to FCPT) by the guidelines or interpret the standards differently from us. Investors in accordance with GAAP. brand average EBITDA margin reported by Darden in its most recent our securities should not rely on these measures as a substitute for any comparable period, and then adding back property level rent. FCPT GAAP measure, including net income. ABR refers to Annual Cash Base Rent as of 9/30/2019 and represents does not independently verify financial information provided by its monthly contractual cash rent, excluding percentage rents, from tenants. Adjusted Funds From Operations “AFFO” is a non-GAAP properties owned fee-simple or ground leased, recognized during the measure that is used as a supplemental operating measure specifically final month of the reporting period, adjusted to exclude amounts Tenant EBITDAR coverage is calculated by dividing our reporting for comparing year over year ability to fund dividend distribution received from properties sold during that period and adjusted to tenants’ most recently reported EBITDAR by annual in-place cash from operating activities. AFFO is used by us as a basis to address our include a full month of contractual rent for properties acquired during base rent. ability to fund our dividend payments. We calculate adjusted funds that period. from operations by adding to or subtracting from FFO: Funds From Operations (“FFO”) is a supplemental measure of our 1. Transaction costs incurred in connection with the acquisition of EBITDA represents earnings (GAAP net income) plus interest performance which should be considered along with, but not as an real estate investments expense, income tax expense, depreciation and amortization. alternative to, net income and cash provided by operating activities as 2. Stock-based compensation expense a measure of operating performance and liquidity. We calculate FFO 3. Amortization of deferred financing costs EBITDAre is a non-GAAP measure computed in accordance with in accordance with the standards established by NAREIT. FFO 4. Other non-cash interest expense the definition adopted by the National Association of Real Estate represents net income (loss) (computed in accordance with GAAP), 5. Non-real estate depreciation Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) from sales of property and undepreciated 6. Merger, restructuring and other related costs excluding gains (or losses) on the disposition of depreciable real estate land and impairment write-downs of depreciable real estate, plus real 7. Impairment charges on non-real estate assets and real estate impairment losses. estate related depreciation and amortization (excluding amortization 8. Amortization of capitalized leasing costs of deferred financing costs) and after adjustments for unconsolidated 9. Straight-line rent revenue adjustment Adjusted EBITDAre is computed as EBITDAre (as defined above) partnerships and joint ventures. We also omit the tax impact of non- 10. Amortization of above and below market leases excluding transaction costs incurred in connection with the acquisition FFO producing activities from FFO determined in accordance with the 11. Debt extinguishment gains and losses of real estate investments and gains or losses on the extinguishment of NAREIT definition. 12. Recurring capital expenditures and tenant improvements debt. Our management uses FFO as a supplemental performance measure AFFO is not intended to represent cash flow from operations for the We believe that presenting supplemental reporting measures, or non- because, in excluding real estate related depreciation and amortization period, and is only intended to provide an additional measure of GAAP measures, such as EBITDA, EBITDAre and Adjusted and gains and losses from property dispositions, it provides a performance by adjusting the effect of certain items noted above EBITDAre, is useful to investors and analysts because it provides performance measure that, when compared year over year, captures included in FFO. AFFO is a widely-reported measure by other REITs; important information concerning our on-going operating trends in occupancy rates, rental rates and operating costs. We offer however, other REITs may use different methodologies for performance exclusive of certain non-cash and other costs. These non- this measure because we recognize that FFO will be used by investors calculating AFFO and, accordingly, our AFFO may not be GAAP measures have limitations as they do not include all items of as a basis to compare our operating performance with that of other comparable to other REITs. income and expense that affect operations. Accordingly, they should REITs. However, because FFO excludes depreciation and not be considered alternatives to GAAP net income as a performance amortization and captures neither the changes in the value of our measure and should be considered in addition to, and not in lieu of, properties that result from use or market conditions, nor the level of GAAP financial measures. Our presentation of such non-GAAP capital expenditures and capitalized leasing commissions necessary to 16 | FCPT | Q3 2019

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2019 2018 2019 2018 Net Income $ 18,409 $ 17,607 $ 53,946 $ 61,595 Adjustments: Interest expense 6,665 4,934 19,969 14,667 Income tax expense 69 64 198 189 Depreciation and amortization 6,653 5,743 19,532 16,312 EBITDA(1) 31,796 28,348 93,645 92,763 Adjustments: Gain on dispositions and exchange of real estate - - - (11,107) Provision for impairment of real estate - - - - EBITDAre (1) 31,796 28,348 93,645 81,656 Adjustments: Real estate transaction costs 31 - 73 - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 31,827 28,348 93,718 81,656 Annualized Adjusted EBITDAre $ 127,307 $ 113,392 $ 124,958 $ 108,875 ___________________________ (1) See glossary on page 16 for non-GAAP definitions. 17 | FCPT | Q3 2019

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q3 2019 www.fcpt.com 18 | FCPT | Q3 2019